Broadstone Real Estate Access Fund

Schedule of Investments

December 31, 2021 (Unaudited)

	Shares	Value (Note 2)
PRIVATE REAL ESTATE SECURITIES (33.56%)*
Voya Commercial Mortgage Lending Fund, LP(a)	N/A	$2,015,370
TOTAL PRIVATE REAL ESTATE SECURITIES (Cost $2,001,550)		2,015,370

SHORT TERM INVESTMENTS (48.88%)
Fidelity Government Portfolio, Class I, 0.010%(b) (Cost $2,935,627)	2,935,627	2,935,627
TOTAL SHORT TERM INVESTMENTS (Cost $2,935,627)		2,935,627

TOTAL INVESTMENTS (82.44%) (Cost $4,937,177)		$4,950,997

Other Assets In Excess Of Liabilities 17.56%		1,054,675

NET ASSETS (100.00%)		$6,005,672

*	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on sale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $2,015,370, which represents approximately 33.56% of net assets as of December 31, 2021.
(a)	Investment represents a non-public partnership interest and is not unitized.
(b)	Money market fund; interest rate reflects seven-day yield as of December 31, 2021.

Common Abbreviations

LP - Limited Partnership.

Broadstone Real Estate Access Fund

Notes to Schedule of Investments

December 31, 2021 (Unaudited)

1. ORGANIZATION

Broadstone Real Estate Access Fund (the “Fund”) was organized as a Delaware statutory trust on May 25, 2018 and is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, (the“1940 Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund and will offer to make quarterly repurchases of shares at net asset value (“NAV”). The Fund’s investment adviser is Benefit Street Partners, LLC (the “Adviser”).

The Fund has registered Class W and Class I shares. Class W and Class I shares commenced operations on October 5, 2018. Prior to that the Fund had no operations other than matters relating to its organization. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing shareholder service plan charges. Both classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its shareholder servicing plan. The Fund’s income, expenses (other than class specific shareholder servicing fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. On March 3, 2021 the Fund's Board of Trustees (the "Board") approved a Plan of Liquidation (the “Plan”) for the Fund, which authorizes the liquidation and dissolution of the Fund in accordance with the Delaware Statutory Trust Act, as amended, and the Fund’s Agreement and Declaration of Trust dated June 19, 2018. Pursuant to the Plan, the Fund will not engage in any business activities, except for the purposes of winding down its business and affairs. The Fund will convert all its portfolio securities and other assets for cash and cash equivalents and reserve a portion of the proceeds to pay all the outstanding debts, claims and obligations of the Fund, together with the expenses related to carrying out the Plan.

2. Significant accounting policies

Basis of Presentation – The following is a summary of significant accounting policies followed by the Fund in preparation of its Schedule of Investments. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services – Investment Companies”.

Use of Estimates – The preparation of the Schedule of Investments requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Schedule of Investments. Actual results could differ from these estimates and those differences could be material.

Valuation of Investments – Investments are valued at fair value as determined by the Valuation Committee of the Adviser (the “Valuation Committee”), pursuant to delegation from the Fund’s Board of Trustees (the “Board”). Investments in securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end mutual funds are valued at the closing NAV.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at fair value as determined in good faith by the Valuation Committee, using procedures adopted by and under the supervision of the Board. There can be no assurance that the Fund could purchase or sell a portfolio investment at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of an investment to calculate its NAV when, for example, (1) a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and not resumed prior to the normal market close, (3) a portfolio investment is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio investment provided by a broker-dealer or independent pricing service is inaccurate.

The fair value of securities, including direct real estate investments, may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair value methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective investment; (2) comparison to the values and current pricing of investments that have comparable characteristics; (3) knowledge of historical market information with respect to the investment; (4) other factors relevant to the investment which would include, but not be limited to, duration, yield, fundamental analytical data, the U.S. Treasury yield curve, capitalization rate, and credit quality.

In making its determination of fair value, the Valuation Committee may retain and rely upon valuations obtained from independent valuation firms; provided that the Valuation Committee shall not be required to determine fair value in accordance with the valuation provided by any single method, and the Valuation Committee shall retain the discretion to use any relevant data, including information obtained from any independent third-party valuation or pricing service, that the Valuation Committee deems to be reliable in determining fair value under the circumstances.

The Fund invests a significant portion of its assets in Private Real Estate Securities (“Private Funds"). The Private Funds measure their investment assets at fair value, and report a NAV on a calendar quarter basis. In accordance with FASB ASC 820, the Fund has elected to apply the practical expedient and to value its investments in Private Funds at their respective NAVs at each quarter. As of December 31, 2021, all of the Fund’s investments in Private Funds were valued at their respective sponsor issued NAVs and have not been classified in the fair value hierarchy. If the Valuation Committee is aware of facts that suggest that a Private Fund’s valuation does not reflect the fair value of the Fund's ownership interest in the Private Fund, the Valuation Committee shall determine in good faith the fair value of the Fund's ownership interest in the Private Fund.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access on the measurement date and on an on-going basis;

Level 2 - Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 - Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following tables summarize the valuation of the Fund’s investments under the fair value hierarchy levels as of December 31, 2021:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Private Real Estate Securities(a)	$–	$–	$–	$2,015,370
Short Term Investments	2,935,627	–	–	2,935,627
Total	$2,935,627	$–	$–	$4,950,997

(a)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

Unfunded Commitments – Typically, when the Fund invests in Private Funds, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Funds. The capital commitment may be drawn by the general partner of the Private Funds either all at once or through a series of capital calls at the discretion of the general partner. Thus, an unfunded commitment represents the portion of the Fund’s overall capital commitment to the Private Funds that has not yet been called by the general partner. Unfunded commitments may subject the Fund to certain risks. For example, the Fund may be required to: (1) liquidate other portfolio investments, potentially at inopportune times, in order to obtain the cash needed to satisfy its obligations with respect to a capital call; (2) borrow under a credit facility which may result in additional expenses to the Fund; or, (3) to the extent a buyer can be identified and subject to the provisions of the limited partnership agreement of the relevant Private Funds, seek to sell/assign the interest subject to the capital call to a third party thereby eliminating the obligation. Fund management recognizes these risks as potentially detrimental to the overall strategy and so has structured its current agreements around capital commitments in such a way so as to mitigate these risks. As of December 31, 2021, the Fund did not have unfunded commitments.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

3. DERIVATIVE TRANSACTIONS

The Fund may engage in transactions involving options and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk. By using derivatives, the Fund may be permitted to increase or decrease the level of risk, or change the character of the risk, to which the portfolio is exposed.

4. LINE OF CREDIT

The Fund has a secured revolving bank line of credit through BNP Paribas Prime Brokerage International, Ltd. (the “Bank”) for the purpose of investment purchases subject to the limitations of the 1940 Act for borrowings.

Borrowings under this arrangement bear interest at the Bank’s 1 month LIBOR plus 95 basis points at the time of borrowing. The Fund did not have outstanding borrowings during the three month period ended December 31, 2021.